SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------
                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         CLAXSON INTERACTIVE GROUP INC.
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             (Exact name of registrant as specified in its charter)


British Virgin Islands                                                    None
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(State of incorporation or organization)                      (I.R.S. Employer
                                                            Identification No.)


404 Washington Avenue, 8th Floor, Miami, Florida                         33139
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(Address of principal executive offices)                            (Zip Code)


If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b)of the           pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box. [ ]              check the following box. [X]


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered

         -------------------                 ------------------------------

      None                                None

Securities Act registration statement file number to which this form relates: 333-13062

Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Shares, $0.01 par value
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                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered
------   -------------------------------------------------------
            Information with respect to the Class A Common Shares of the Registrant is incorporated by reference to the section captioned "Description of Share Capital of Claxson" in the proxy statement/prospectus included as part of the Registration Statement filed on Form F-4 (Registration No. 333-13062) (the "F-4 Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (as such Registration Statement became effective under the Securities Act of 1933, as amended, on August 15, 2001).

Item 2.     Exhibits
------      --------
            1. Amended and Restated Memorandum of Association of the Registrant, (incorporated by reference to Exhibit 3.1 to the F-4 Registration Statement).

            2. Amended and Restated Articles of Association of the Registrant, (incorporated by reference to Exhibit 3.2 to the
                   F-4 Registration Statement).


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


                                   SIGNATURES
                                   ----------
            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CLAXSON INTERACTIVE GROUP INC.

                                          By: /s/ Amaya Ariztoy
                                              ------------------------
                                          Name:   Amaya Ariztoy
                                          Title:  Director and General Counsel



Dated:  September 5, 2001



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